UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2015

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940
(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2015, Lew Boyd resigned from the Board of Directors of American Power Group Corporation (the “Company”) effective October 1, 2015.

On September 29, 2015, the Board of Directors of the Company, appointed Charles McDermott to the Company’s Board of Directors. Such appointment was effective on October 1, 2015. Mr. McDermott will also serve on the Company’s Audit and Compensation Committees.
    Mr. McDermott, 64, has been a General Partner of Rockport Capital, a venture capital firm that invests in the areas of alternative and traditional energy, mobility, and sustainability, since 1998. Mr. McDermott has over 20 years of experience in the cleantech industry. Prior to joining Rockport Capital, Mr. McDermott was Vice President of Governmental Affairs at Waste Management. He also directed the successful campaign of Congressman Joseph Kennedy II in 1986 and served two terms as his Chief of Staff. Mr. McDermott attended Yale University and after leaving Yale began a 14 year career in the music business as a songwriter, performer and recording artist.
Mr. McDermott was appointed to the Board of Directors pursuant to a letter agreement between the Company and Matthew Van Steenwyk which provides Mr. Van Steenwyk with the right, subject to the limitations therein, to designate two persons to be appointed or elected to the Board of Directors.

Item 7.01.	Regulation FD Disclosure

On October 1, 2015, the Company issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

10.1
Letter Agreement between American Power Group Corporation and Matthew Van Steenwyk, dated as of June 2, 2015 (filed as an Exhibit to American Power Group Corporation’s Form 8-K dated June 2, 2015 and filed June 4, 2015, and incorporated herein by reference).

99.1	Press Release of American Power Group Corporation dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: October 1, 2015